UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 8, 2020

TRANSOCEAN LTD.

(Exact name of Registrant as specified in its charter)

Switzerland	001-38373	98-0599916
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Turmstrasse 30
Steinhausen, Switzerland	CH-6312

(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (41) 749-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol	Name of each exchange on which registered:
Shares, CHF 0.10 par value	RIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01Regulation FD

On January 8, 2020, Transocean Ltd. announced that Transocean Inc., its wholly-owned subsidiary, commenced an offering (the “Offering”) of U.S. $750 million aggregate principal amount of senior unsecured notes due 2027 (the “Notes”) to eligible purchasers pursuant to Rule 144A/Regulation S. The Notes will be guaranteed by Transocean Ltd. and certain of Transocean Inc.’s subsidiaries.

The company intends to use the net proceeds from the Offering to refinance, repurchase and/or redeem certain of its existing indebtedness in one or more transactions, and/or for general corporate purposes.

A copy of the press release announcing the Offering is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In connection with the Offering, the company disclosed that it estimated, as of December 31, 2019, it had approximately $3.0 billion of total liquidity (including $1.3 billion of available borrowing capacity under its secured revolving credit facility, which is currently undrawn.)

In addition, the company also disclosed that since October 2019 it had secured an additional $352.9 million of contract backlog from new contracts and extensions to existing contracts, as follows:

Rig Name	Customer	Location	Duration/Days	Dayrate	Backlog Estimate	Contract Date
New Contracts

Leiv Eiriksson	ConocoPhillips	Norway	125	$235,000	$29,375,000	Nov. 2019
Discoverer Inspiration	Talos	USGOM	120	$210,000	$25,200,000	Dec. 2019
Deepwater Asgard	Beacon	USGOM	200	$220,000	$44,000,000	Dec. 2019
Development Driller III	Undisclosed	Trinidad	365	$250,000	$91,250,000	Dec. 2019
Dhirubhai Deepwater KG2	Woodside	Myanmar	180	$250,000	$45,000,000	Jan. 2020

Exercised Options

Deepwater Invictus	BHP	USGOM	365	$155,000	$56,575,000	Oct. 2017
Transocean Norge (Opt. 1)	Equinor	Norway	32	$291,000	$9,313,000	Sept. 2018
Transocean Norge (Opt. 2)	Equinor	Norway	32	$291,000	$9,313,000	Sept. 2018
Deepwater Nautilus	Petronas	Malaysia	180	$140,000	$25,200,000	Mar. 2019
Deepwater Asgard	Beacon	USGOM	74	$240,000	$17,760,000	Jan. 2020

			TOTAL ADDED		$352,986,000

Item 9.01Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Transocean Ltd. Announces Offering of Notes
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: January 8, 2020	By:	/s/ Daniel Ro-Trock
Daniel Ro-Trock
Authorized Person